UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

GENTEX CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-10235	38-2030505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Centennial Street Zeeland, Michigan		49464
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (616) 772-1800

_____________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Section 1 - Registrant's Business and Operations

Item 1.01    Entry into a Mutual Definitive Agreement.

For 2018, the Board of Directors of Gentex Corporation (the "Company") adjusted annual compensation of directors who are committee members as follows:

Audit Committee Member retainer	$7,500
Compensation Committee Member retainer	$5,000
Nominating and Corporate Governance Committee Member retainer	$5,000

Such amounts are paid to all committee members, including chairs of the committees.

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 17, 2018, the Company held its 2018 Annual Meeting of the Shareholders.  The matters listed and described briefly below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in detail in the Company's Proxy Statement filed on April 3, 2018.  The voting results are as follows:

Election of Directors

The following individuals were elected to serve as directors of the Company to hold office for a one (1) year term expiring in 2019:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ms. Leslie Brown	210,915,788	1,980,119	35,127,760
Mr. Gary Goode	205,031,694	7,864,213	35,127,760
Mr. James Hollars	211,396,718	1,499,189	35,127,760
Mr. John Mulder	210,252,050	2,643,857	35,127,760
Mr. Richard Schaum	210,099,847	2,796,060	35,127,760
Mr. Frederick Sotok	207,754,621	5,141,286	35,127,760
Mr. James Wallace	207,417,156	5,478,751	35,127,760

Ratification of the Appointment of Ernst & Young LLP as the Company's Auditors for the Fiscal Year Ended December 31, 2018

The shareholders did ratify the appointment of Ernst & Young LLP to serve as the Company's auditors for the fiscal year ending December 31, 2018:

Votes For	Votes Against	Abstentions	Broker Non-Votes
243,974,049	3,778,394	271,224	—

Proposal for Approval, on an Advisory Basis, of the Compensation of the Company's Named Executive Officers

The shareholders did approve, on an advisory basis, the compensation of the Company's named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
159,619,939	52,706,821	569,147	35,127,760

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 21, 2018

GENTEX CORPORATION
(Registrant)

By    /s/ Kevin Nash
Kevin Nash
Chief Financial Officer and
Vice President - Finance